                            PLEDGE AND SECURITY AGREEMENT

          PLEDGE AND SECURITY AGREEMENT, dated as of December 31, 1997 (as amended from time to time, the "AGREEMENT"), by and between Informix Software, Inc., a Delaware corporation (the "DEBTOR") and BankBoston, N.A., a national banking association ("BANKBOSTON"), acting through its agency, as collateral agent and representative for the institutions that now or in the future are parties to the Credit Agreement described below (the "LENDERS") and BankBoston in its capacity as L/C Issuer (in such capacity, the "L/C Issuer") (in such agency capacity, BankBoston or any successor in such capacity is referred to herein as the "AGENT"). The Lenders, the L/C Issuer and the Agent are collectively referred to herein as the "SECURED PARTIES".

                                   R E C I T A L S

          A. Pursuant to a Senior Secured Credit Agreement dated December 31, 1997 (as amended from time to time, the "CREDIT AGREEMENT") by and among the Debtor, Canadian Imperial Bank of Commerce, as Syndication Agent, and the Secured Parties, the Lenders and the L/C Issuer have agreed to make credit facilities in an aggregate amount of $75,000,000 available to the Debtor, subject to the terms and conditions set forth therein. It is a condition to the extension of such credit facilities that the collateral described herein, be pledged to the Secured Parties as set forth herein.

                                  A G R E E M E N T

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                      ARTICLE 1.

                           DEFINITIONS AND RELATED MATTERS

          1.1. DEFINITIONS. Terms with initial capital letters not otherwise defined herein (including "ACCOUNTS RECEIVABLE," "ASSET DISPOSITION," "DEFAULT," "CONTRACTUAL OBLIGATION," "DEBT," "EVENT OF DEFAULT," "LOAN DOCUMENTS" and "LIEN") have the respective meanings set forth in the Credit Agreement. In addition, the following terms with initial capital letters have the following meanings:

          "ACCELERATION" is defined in Section 5.2.

          "ACCOUNT DEBTOR" means any Person who is or who may become obligated to the Debtor on any Receivable.

          "AGENT" is defined in the preamble.

          "AGREEMENT" is defined in the preamble.


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          "CHARGES" means all federal, state, county, city, municipal or other
Taxes, levies, assessments or charges that, if not paid when due, may result in a Lien of any Governmental Authority against Collateral.

          "CHATTEL PAPER" is defined in Section 2.1.7.

          "COLLATERAL" is defined in Section 2.1.

          "CREDIT AGREEMENT" is defined in the Recitals.

          "DEBTOR" is defined in the preamble.

          "DOCUMENTS" is defined in Section 2.1.12.

          "EQUIPMENT" is defined in Section 2.1.10.

          "EVENT OF DEFAULT" is defined in Section 5.1.

          "FIXTURES" is defined in Section 2.1.11.

          "GOVERNING AGREEMENT" is defined in Section 2.1.3.

          "INTEREST ISSUER" is defined in Section 2.1.3.

          "INVENTORY" is defined in Section 2.1.9.

          "LENDERS" is defined in the preamble.

          "NOTES RECEIVABLE" is defined in Section 2.1.6.

          "OFFICERS' CERTIFICATE" means, with respect to the Debtor, a certificate signed by the Chief Executive Officer, the President or any Vice President and by the Chief Financial Officer or the Treasurer or any Assistant Treasurer, of the Debtor and delivered to the Agent.

          "PERMITTED SALE" is defined  in Section 4.7.

          "PLEDGED COLLATERAL" is defined in Section 4.8.

          "PLEDGED DEBT" means the indebtedness described on Schedule B-2 (together with all notes, security agreements, pledge agreements, mortgage, deeds of trust and other security and loan documents from time to time evidencing or securing such indebtedness, whether or not described on such Schedule, and all liens, rights, remedies, powers, and privileges of the Debtor relating thereto.

          "PLEDGED INTERESTS" means the partnership, limited liability company, and limited liability partnership interests that are Material to the Debtor and its Subsidiaries, taken as a whole, each of which is described on Schedule B-3.


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          "PLEDGED STOCK" means the shares of capital stock described on
Schedule B-1.

          "PROCEEDS" is defined in Section 2.1.17.

          "RECEIVABLES" means Accounts Receivable, Notes Receivable, Chattel Paper and other rights to the payment of money.

          "REQUIRED SECURED PARTIES" means (i) with respect to any vote or action taken with respect to any default or waiver of any of the Borrower's covenants or other obligations contained in Sections 6.2 through 6.7 (but not including Section 6.4.1), 6.11, 6.15, 7.1.2, and 7.1.9 through 7.1.12 of the
Credit Agreement during any period in which the Level I Pricing contained in
Schedule 1.1.E of the Credit Agreement shall be in effect, Lenders having 100% of the aggregate amount of the Commitments or (ii) with respect to Section 7.2.2 of the Credit Agreement or any other matter, any three or more Lenders having at least 66-2/3% of the aggregate amount of the Commitments or, if the Revolving Commitments have terminated, any three or more Lenders holding at least 66-2/3% of the sum of (a) the aggregate unpaid principal amount of the Revolving Loans PLUS (b) the aggregate amount of all Letter of Credit Liability.

          "SECURED OBLIGATIONS" is defined in Section 2.2.

          "SECURED PARTIES" is defined in the preamble.

          "SECURITIES" is defined in Section 2.1.1.

          "SECURITY INTEREST" is defined in Section 2.1.

          "SUPPLEMENTAL DOCUMENTATION" means financing statements, continuation statements, warehouse receipts, bills of lading, Notices of Security Interest in Patents and Trademarks, Notices of Security Interest in Copyrights, consents, acknowledgments, assignments, assignment of accounts, patents, trademarks or copyrights, schedules of Collateral, mortgages and other instruments or documents necessary or requested by the Agent (a) to perfect and maintain perfected the Security Interest on any Collateral, or (b) so that the Agent receives all interest, dividends and distributions from time to time paid with respect to, and all other Proceeds of, all Collateral the Agent is entitled to receive hereunder.

          "UCC" means the Uniform Commercial Code (as amended from time to time) of the State of California.

          1.2.  RELATED MATTERS.

          1.2.1. TERMS USED IN THE UCC. Unless the context clearly otherwise requires, all lower-case terms used and not otherwise defined herein that are used or defined in Article 9 or 8 (or any equivalent subpart) of the UCC have the same meanings herein.

          1.2.2. GOVERNING LAW. Except to the extent otherwise required by Applicable Law, the UCC shall govern the attachment, perfection, priority and enforcement of the Security Interest and all other matters to which the UCC applies pursuant to the terms thereof. This

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Agreement shall be governed by, and construed in accordance with, the laws of the State of California (other than choice of law rules that would require the application of the laws of any other jurisdiction).

          1.2.3. HEADINGS. The Article and Section headings used in this Agreement are for convenience of reference only and shall not affect the construction hereof.

          1.2.4. SEVERABILITY. If any provision of this Agreement or any Lien or other right hereunder shall be held to be invalid, illegal or unenforceable under Applicable Law in any jurisdiction, such provision, Lien or other right shall be ineffective only to the extent of such invalidity, illegality or unenforceability, which shall not affect any other provisions herein or any other Lien or right granted hereby or the validity, legality or enforceability of such provision, Lien or right in any other jurisdiction.

          1.2.5. EXHIBITS, ETC. All of the appendices, exhibits and schedules attached to this Agreement shall be deemed incorporated herein by reference.

          1.2.6. NO PARTY DEEMED DRAFTER. None of the parties to this Agreement shall be deemed to be the drafter of this Agreement, and this Agreement shall not be interpreted in favor of or against any party hereto.

          1.2.7. TIME OF THE ESSENCE. Time and exactitude in the performance of each of the covenants, conditions and agreements contained in this Agreement are hereby declared to be of the essence.

          1.2.8. INTERPRETATION, ETC. Section 1.2. of the Credit Agreement shall govern the interpretation of this Agreement and is hereby incorporated herein by reference, PROVIDED, HOWEVER, that (a) all references therein to a "Lender" shall be read as being to any Secured Party, (b) all references therein as "Required Lenders" shall be read as being to "Required Secured Parties,"
(c) all references therein to "Borrower" shall be read as being to "Debtor," and
(d) all references therein to "Pledge and Security Agreement" shall be read as being to this Agreement.

                                     ARTICLE 2.

                      THE SECURITY INTEREST; SECURED OBLIGATIONS

          2.1. SECURITY INTEREST. To secure the payment and performance of the Secured Obligations as and when due, the Debtor hereby conveys, pledges, assigns and transfers to the Agent, and grants to the Agent, as agent and representative for the equal and ratable benefit of the Secured Parties, a security interest (the "SECURITY INTEREST") in, all right, title, claim, estate and interest of the Debtor in and to all property and interests in property, whether now owned and existing or hereafter acquired or arising, and wherever located, including the following (being collectively, the "COLLATERAL"):

          2.1.1. Any and all stocks, bonds, general and limited partnership interests, joint venture interests, limited liability company or limited liability partnership interests, and other

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securities, subscription rights, options, warrants, puts, calls and other rights with respect thereto, and investment and brokerage accounts (the "SECURITIES"), including the Pledged Stock, the Pledged Debt, and the Pledged Interests (collectively, the "Pledged Collateral") and all certificates and instruments representing or evidencing the Pledged Collateral, together with all interest coupons (if any) attached thereto;

          2.1.2. Any and all securities issued in respect of partnership, limited liability company, limited liability partnership, or other interests issued by any issuer of indebtedness of any Person obligated with respect to any of the Pledged Collateral, or any successor thereto, that the Debtor acquires or has the right to acquire from time to time in any manner in substitution for or in addition to any of the foregoing and any and all certificates and instruments representing or evidencing such securities interests, together with any and all interest coupons (if any) attached thereto and any and all notes, security agreements, pledge agreements, mortgages, deeds of trust and other security and loan documents from time to time evidencing or securing such indebtedness;

          2.1.3. The partnership or operating agreement(s) and other charter documents of the respective partnerships, limited liability companies or limited liability partnerships (each an "INTEREST ISSUER") that issued the Pledged Interests, in each case as amended from time to time (each a "GOVERNING AGREEMENT") to the extent the grant of a security interest therein is permitted thereby;

          2.1.4. Any and all rights, powers, remedies and privileges of the Debtor as a general or limited partner or member of any Interest Issuer, including all rights under the Governing Agreement and Applicable Law (i) to receive its share of profits, income, capital distributions and surplus from each Interest Issuer, whether in the form of cash, properties or other assets, and whether upon a sale or refinancing of any of such Interest Issuer's assets, in the ordinary course of business, upon dissolution and liquidation or otherwise, and (ii) to vote the Pledged Interests or manage such Interest Issuer;

          2.1.5. Any and all rights to Accounts Receivable and accounts receivable from Subsidiaries or Affiliates of the Debtor;

          2.1.6. Any and all negotiable instruments, promissory notes, acceptances, drafts, checks, certificates of deposit and other writings that evidence a right to the payment of money by any other Person (the "NOTES RECEIVABLE"), including the writings listed on Schedule 2.1.6. and writings evidencing rights to payment from Subsidiaries and Affiliates of the Debtor;

          2.1.7. Any and all chattel paper, including writings that evidence both a monetary obligation and a security interest in or lease of specific goods (the "CHATTEL PAPER");

          2.1.8. Any and all rights to payment of money not listed above and any and all rights, titles, interests, securities, Liens and guaranties evidencing, securing, guarantying payment of or in any way relating to any Receivables, including all rights to stoppage in transit, replevin, reclamation and resale;

          2.1.9. Any and all goods, merchandise and other personal property that may at any time be held for sale or lease or to be furnished under any contract of service, be so leased or furnished, or constitute raw materials, work in process, parts, supplies or materials that are or might be used or consumed in a business or in connection with the manufacture, packing, shipping, advertising, selling, leasing or finishing of such goods, merchandise or other personal property, together with all packing materials, supplies and containers relating to or used in connection with any of the foregoing (together with all related property described in clause 2.1.15. below, the "INVENTORY");

          2.1.10. Any and all equipment, machinery, machine tools, office machinery (including computers, typewriters and duplicating machines), motor vehicles, trailers, rolling stock, airplanes, ships, boats, motors, pumps, controls, tools, parts, works of art, athletic equipment, furniture, furnishings and trade fixtures, and any and all supplies, molds, dies, drawings, blueprints, reports, catalogs and computer programs related to any such goods (together with all related property described in clause 2.1.15. below, the "EQUIPMENT");

          2.1.11. Any and all fixtures, including machinery, equipment or appliances for generating, storing or distributing air, water, heat, electricity, light, fuel or refrigeration, for ventilating or sanitary purposes, for the exclusion of vermin or insects, or for the removal of dust, refuse or garbage or other purposes, elevators, safes, laundry, kitchen and athletic equipment, trade fixtures, and telephone, television and other communications equipment, in each case whether or not permanently affixed to real property owned by the Debtor, and any and all supplies, molds, dies, drawings, blueprints, reports, catalogs and computer programs related to such fixtures (together with all related property described in clause 2.1.15. below, the "FIXTURES");

          2.1.12. Any and all documents, whether or not negotiable, including bills of lading, warehouse receipts, trust receipts and the like, evidencing title to Inventory or Equipment (the "DOCUMENTS");

          2.1.13. Any and all money and any and all general intangibles and contract rights (together with any property listed under clause 2.1.8. above, the "GENERAL INTANGIBLES"), including the following:

               2.1.13.1. deposit and other accounts, including demand, time savings, passbook and like accounts maintained with any bank, savings and loan association, credit union, brokerage or other institution (including the deposit accounts listed on Schedule 2.1.13.1.), and any and all money, instruments and other property from time to time deposited therein or credited thereto, or received, receivable or otherwise distributed therefrom, in respect thereof or in exchange therefor, including all interest accruing thereon;

               2.1.13.2. insurance policies and all rights and claims therein or thereunder (including prepaid and unearned premiums), including insurance against casualty (including by fire or earthquake) or liability (including against environmental cleanup costs), title insurance, business interruption insurance and builders risk insurance, whether covering personal or real property, including the casualty insurance listed on Schedule 2.1.13.2.;

               2.1.13.3. any and all leases of real or personal property, licensing agreements and other contracts and all guaranties, warranties, royalties, license fees and rights under such contracts;

               2.1.13.4. any and all Governmental Approvals, including permits, licenses, certificates of use and occupancy (or their equivalents) and zoning and other approvals, and tax and other refunds, compensation, awards, payments and relief given or made by any Governmental Authority (including condemnation awards) to the extent permitted by Applicable Law;

               2.1.13.5. deposits, surety and other bonds, choses and things in action, goodwill, computer programs, computer software (including all source and object codes, all media of any type or nature on which such source or object codes are reproduced, copied, stored or maintained), technology processes, proprietary information, patents, patent applications, copyrights, copyright applications, trademarks, trademark applications, service marks, trade and other names, trade secrets and customer lists, including the Patents, Trademarks and Copyrights listed in Schedule 2.1.13.5.;

          2.1.14. Any and all books and records (including ledgers, correspondence, credit files, computer software, computer storage media and electronically recorded data) pertaining to the Debtor or any of the foregoing and all equipment, receptacles, containers and cabinets therefor;

          2.1.15. Any and all accessions, appurtenances, components, repairs, repair parts, spare parts, renewals, improvements, replacements, substitutions and additions to, of or with respect to any of the foregoing;

          2.1.16. Any and all rights, powers, remedies and privileges of the Debtor under or with respect to any of the foregoing, including all Liens securing the Pledged Debt; and

          2.1.17. Any and all proceeds and products of any of the foregoing, whether now held and existing or hereafter acquired or arising, including any and all cash, securities, instruments and other property from time to time paid, payable or otherwise distributed, rents, issues, income, revenues and profits of, from or with respect to any of the foregoing or the sale, lease or operation thereof (collectively, the "PROCEEDS").

          "PROCEEDS" shall include (a) any options, warrants, securities or other property issued or delivered by the issuer of or obligor on any Pledged Collateral as a stock dividend or distribution in connection with any reclassification, increase or reduction of capital or issued or delivered in connection with any merger or other reorganization, (b) any property received upon the liquidation or dissolution of any issuer of or obligor on any Pledged Collateral or upon or in respect of any distribution of capital,(c) whatever is now or hereafter received by the Debtor upon the sale, exchange, collection, other disposition or operation of any item of Collateral, whether such proceeds constitute accounts, general intangibles, instruments, securities, investment property, documents, letters of credit, chattel paper, deposit accounts, money, goods or other personal property, (d) any items that are now or hereafter acquired by the Debtor with any proceeds or products of Collateral, (e) any amounts now or hereafter payable under any insurance policy by reason of any loss of or damage to any Collateral or the business of the Debtor, (f) all rights to payment for the sale of services or products in connection with the business of Debtor, and (g) the right to further transfer, including by pledge, mortgage, license, assignment or sale, any of the foregoing.

          2.2. SECURED OBLIGATIONS. The Security Interest shall secure, for the equal and ratable benefit of the Secured Parties, the due and punctual payment and performance of any and all present and future obligations and liabilities of every type or description:

          2.2.1.  to any Secured Party, or any of its successors or assigns,

               0.0.0.1. whether arising under or in connection with credit agreements, notes, guaranties, reimbursement agreements, other agreements, by operation of law or otherwise, including obligations and liabilities under the Credit Agreement and this Agreement;

               0.0.0.2. whether for money borrowed, in respect of letters of credit, for goods and services delivered or rendered, or other amounts;

               0.0.0.3. whether for principal, interest, letter of credit or other reimbursement obligations, Cash Collateral Cover, fees, expenses, indemnities or other amounts (including attorneys' fees and expenses), including for reimbursement of amounts that may be advanced or expended by the Agent (a) to satisfy amounts required to be paid by the Debtor under this Agreement or any other Loan Document for Taxes, insurance premiums or Charges, together with interest thereon to the extent provided, or (b) to maintain or preserve any Collateral or create, perfect, continue or protect any Collateral or Security Interest therein, or its priority;

               0.0.0.4. whether or not evidenced by one or more instruments, documents, agreements or other writings; and

               0.0.0.5. whether incurred by the Debtor individually or as a member of a partnership, limited liability company, or other group, or

          2.2.2. or to any Person entitled to indemnification under the Credit Agreement or the other Loan Documents for amounts owing with respect to such indemnification,

in each case whether due or not due, direct or indirect, joint and/or several, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether or not arising after the commencement of a proceeding under the Bankruptcy Code (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding, and whether or not recovery of any such obligation or liability may be barred by a statute of limitations or such

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obligation or liability may otherwise be unenforceable (all obligations and liabilities described in this Section 2.2. are collectively referred to as the "SECURED OBLIGATIONS").

                                      ARTICLE 3.

                            WARRANTIES AND REPRESENTATIONS

          The Debtor represents and warrants that all representations and warranties made with respect to it, its assets and its obligations in Article 4 of the Credit Agreement are true and correct, and makes the following additional representations and warranties, all of which shall survive until termination of this Agreement pursuant to Section 6.7.

          SECTION 3.1. FILINGS, ETC. Duly executed financing statements containing a correct description of the Collateral have been delivered to the Agent for filing in every governmental office in every state, county and other jurisdiction in the United States in which the principal or any other place of business or the chief executive office of the Debtor, or any portion of the Collateral, is located, to the extent necessary to establish a valid and perfected Lien in favor of the Agent in all Collateral in which a Lien may be perfected by filing, and no further or subsequent filing, recording or registration is necessary in any such jurisdiction, except as provided under Applicable Law with respect to the filing of continuation statements or if Debtor changes its name or the location of its principal executive office or the Collateral.

          3.1.1. The Debtor has delivered to the Agent for filing (a) with the United States Patent and Trademark Office a written notice in the form of
Exhibit 3.1.2.A (a "NOTICE OF SECURITY INTEREST IN PATENTS AND TRADEMARKS"), or
(b) with the United States Copyright Office a written notice in the form of
Exhibit 3.1.2.B (a "NOTICE OF SECURITY INTEREST IN COPYRIGHTS"), as applicable, in each case duly completed, executed and notarized, with respect to each of the Patents, Trademarks and Copyrights. All other Supplemental Documentation necessary to perfect the Security Interest with respect to all Patents, Trademarks and Copyrights has been delivered to the Agent for filing in the appropriate governmental office.

          SECTION 3.2. LOCATIONS AND NAMES. Schedule 3.2. indicates (a) the Debtor's chief executive office and principal place of business on the date hereof and at any time during the last four months, (b) all other places of business of the Debtor on the date hereof or at any time during the last four months, and all other locations at which any tangible Collateral or books and records related to any Collateral, including computer programs, printouts and other computer materials, are now located or were located during the past four months, (c) the Debtor's federal tax identification number, and (d) all prior or current trade or legal names used to identify the Debtor in its business or in the ownership of its properties.

          SECTION 3.3. TITLE TO COLLATERAL; VALIDITY AND PERFECTION OF SECURITY INTEREST; ABSENCE OF OTHER LIENS. The Debtor has good and marketable title to all Collateral free of all defects that might affect the Collateral in any material respects. The Security Interest constitutes a valid and, upon delivery of all Pledged Collateral to the Secured Party pursuant to Section 4.8. hereof and the filing of financing statements, Notices of Security Interests in Patents and Trademarks, and Notices of Security Interests in Copyrights with the appropriate Governmental

Authorities, perfected Lien in all of the Collateral, and secures payment and performance of the Secured Obligations. The Collateral is free and clear of all Liens other than the Security Interest and other Permitted Liens. Except for financing statements in favor of the Agent or in connection with Permitted Liens, the Debtor has not executed or permitted to be filed any financing statement covering any Collateral.

          SECTION 3.4. INSURANCE. Schedule 2.1.13.2. is an accurate and complete list of all policies of insurance covering physical loss or damage to Collateral in which the Debtor has an interest.

          SECTION 3.5. CHATTEL PAPER. The business practices of the Debtor do not involve the receipt of Chattel Paper, except in connection with the collection of overdue or disputed Accounts Receivable.

          SECTION 3.6. PATENTS, TRADEMARKS AND COPYRIGHTS. As of the date hereof, Schedule 2.1.13.5. lists all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, copyrights and copyright applications (collectively, "PATENTS, TRADEMARKS AND COPYRIGHTS") in which the Debtor has an interest. Except as disclosed on Schedule 2.1.13.5., all Patents, Trademarks and Copyrights are valid and enforceable and the Debtor is the sole and exclusive owner of each of the Patents, Trademarks and Copyrights, free and clear of any Liens other than Permitted Liens (including licenses, shop rights and covenants not to sue).

          SECTION 3.7. CERTIFICATES OF TITLE. As of the date hereof, the Debtor owns no Equipment for which evidences of ownership ("CERTIFICATES") (including certificates of title, applications for title documentation and such other documents) may be required to be delivered to the Agent to transfer and register title thereto to the Agent for the purpose of perfecting the Security Interest of the Agent therein.

          SECTION 3.8. REGARDING THE PLEDGED STOCK. Schedule 3.8. sets forth the number of authorized and the number of issued shares of each class of Capital Stock of each issuer of Pledged Stock. All outstanding Capital Stock of each such issuer has been duly authorized, validly issued and is fully paid and non-assessable. There are no outstanding options, warrants, convertible securities or other rights, contingent or absolute, to acquire any Capital Stock of any such issuer, except as set forth on Schedule 3.8.

          SECTION 3.9.  REGARDING THE PLEDGED INTERESTS.

          3.9.1. Schedule 3.9. describes the capitalization of each Interest Issuer. To the Debtor's knowledge, all outstanding equity capital of each such Interest Issuer has been duly authorized and validly issued and, except as indicated on Schedule 3.9., is fully paid and non-assessable. To the Debtor's knowledge, there are no outstanding options, warrants, convertible securities or other rights, contingent or absolute, to acquire any equity capital of any Interest Issuer, except as set forth on Schedule 3.9.

          3.9.2. To the Debtor's knowledge, each Governing Agreement is in full force and effect and constitute valid, legal and binding obligations of the respective parties thereto and has not/have not been amended. To the Debtor's knowledge, except as disclosed on Schedule 3.9., no default exists under any Governing Agreement.

          SECTION 3.10.  REGARDING THE PLEDGED DEBT.

          3.10.1. The Debtor has delivered to the Agent a Consent and Acknowledgment substantially in the form of Exhibit 3.10., duly executed by each obligor on Pledged Debt (each "PLEDGED DEBT CONSENT"). Each Pledged Debt Consent is in full force and effect and constitutes a legal, valid and binding obligation of the respective obligor thereunder.

          3.10.2. Except as disclosed on Schedule 3.10., (a) to the Debtor's knowledge, each Pledged Debt is in full force and effect and constitutes a legal, valid and binding obligation of the obligor thereunder in the amount thereof set forth on Schedule B-2, (b) no Pledged Debt is in default, and (c) to the Debtor's knowledge, there are no setoffs or counterclaims or disputes existing or asserted with respect to any Pledged Debt.

                                     ARTICLE 4.

                               COVENANTS AND AGREEMENTS

          SECTION 4.1. FURTHER ASSURANCES. The Debtor shall, at its own expense, perform on request of the Agent such acts as may be necessary or advisable in the opinion of the Agent, or that the Agent may request at any time, to assure the attachment, perfection and first priority (subject to Permitted Liens) of the Security Interest, to exercise the rights and remedies of the Secured Parties hereunder or to carry out the intent of this Agreement. Without limitation, at the Agent's request, the Debtor shall execute and deliver (or cause any third party to execute and deliver) to the Agent, at any time and from time to time, all Supplemental Documentation that the Agent may reasonably request, in form and substance reasonably acceptable to the Agent. With respect to (i) any material copyright not registered with the United States Copyright Office on the date hereof, and (ii) upon obtaining or acquiring any additional material copyrights, Debtor will, on an ongoing basis, promptly, and in any event not less than (x) ninety (90) days after the Closing Date with respect to the items referenced in clause (i) above and (y) sixty (60) days after Debtor obtains or acquires any additional material copyright, file a registration application with respect to each such unregistered additional material copyright of the type referenced in clause (ii) above, and each such unregistered additional material copyright of its subsidiaries, with the United States Copyright Office and shall with respect to each such additional material copyright and any patents or trademarks which Debtor shall subsequently file applications with the United States Patent and Trademark Office, amend Schedule
2.1.13.5 hereto and file a Notice of Security Interest in Copyrights, or Notice of Security Interest in Patents and Trademarks, as applicable with the United States Copyright Office or United States Patent and Trademark Office, as applicable. A copyright will be considered material (i) if Debtor derives any revenues in any fiscal quarter in excess of $1,000,000 from such copyright, (ii) if such copyright has a value in excess of $1,000,000, (iii) if it consists of any derivative work for which Debtor seeks compensation or receives economic benefit in any fiscal quarter in excess of $1,000,000 or if it otherwise involves a significant improvement, enhancement or upgrade, or (iv) if in connection with the sale or disposition of such copyright the absence of such registration would materially adversely affect the price or marketability thereof. The Debtor agrees that a photocopy of this Agreement or of a financing statement is sufficient as a financing statement.

          SECTION 4.2. INSPECTION, VERIFICATION, ETC. The Debtor shall keep or cause to be kept accurate and complete records of the Collateral at the Debtor's chief executive office. The Agent and its employees and agents shall have the right, at all times during the Debtor's usual business hours and upon reasonable notice, to (a) inspect and verify the quality, quantity, value and condition of, or any other matter relating to, the Collateral, (b) inspect all records relating thereto and to make (or require the Debtor to provide) copies of such records, and (c) enter upon all premises upon which any of the Collateral is located. In the case of Receivables or tangible Collateral in the possession of a third Person, the Agent may, during the existence of any Event of Default, contact Account Debtors or such third Person for the purpose of making such inspection and verification. The Agent shall have the absolute right to share any information it gains from such inspection or verification with the other Secured Parties. During the existence of any Event of Default, the Agent may at any time require the Debtor to segregate all Proceeds so that they are capable of identification in such manner that the Agent shall have a perfected first priority Lien therein, subject only to Permitted Liens.

          SECTION 4.3. POWER OF ATTORNEY. The Debtor hereby irrevocably appoints the Agent and its employees and agents as the Debtor's true and lawful attorneys-in-fact, with full power of substitution, to do (a) all things required to be done by the Debtor under this Agreement or the other Loan Documents, and (b) to do all things that the Agent may deem necessary or advisable to assure the attachment, perfection and first priority (subject to Permitted Liens) of the Security Interest or otherwise to exercise the rights and remedies of the Secured Parties hereunder or carry out the intent of this Agreement, in each case irrespective of whether a Default or Event of Default then exists and at the Debtor's expense. Without limitation, the Agent and its officers and agents shall be entitled to do all of the following, as fully as the Debtor might:

          4.3.1. to sign the name of the Debtor on any Supplemental Documentation and to deliver and file such Supplemental Documentation to or with such Persons as the Agent, in its sole discretion, may elect;

          4.3.2. to sign any certificate of ownership, registration card, application therefor, affidavits or documents necessary to transfer title to any of the Collateral, to receive and receipt for all licenses, registration cards and certificates of ownership;

          4.3.3. to affix, by facsimile signature or otherwise, the general or special endorsement of the Debtor, in such manner as the Agent shall deem advisable, to any Pledged Collateral that has been delivered to or obtained by the Agent without appropriate endorsement or assignment; and

          4.3.4. if the Debtor at any time fails to obtain or maintain any of the policies of insurance on the Collateral as required under Section 5.7 of the Credit Agreement, with endorsements as provided therein, or fails to pay any premium in whole or in part when due under such policies, to obtain and maintain such policies of insurance and pay such premiums and take such other action with respect thereto as the Agent deems advisable.

          In addition, during the existence of an Event of Default, the Agent or its employees or agents may, without notice to the Debtor and at such time or times as the Agent in its sole discretion may determine, in the Debtor's or in the Agent's name:

               4.3.4.1. collect any and all amounts due to the Debtor from Account Debtors with respect to Receivables by legal proceedings or otherwise;

               4.3.4.2. make, settle and adjust any claims under insurance policies and make any decisions with respect thereto; and

               4.3.4.3. attend and vote at any and all meetings of the holders of Securities as provided in Section 4.9.

          The Agent shall be under no obligation whatsoever to take any of the foregoing actions, and, absent bad faith or willful misconduct, the Agent and its shareholders, directors, officers, employees and agents shall have no liability or responsibility for any act taken or omitted with respect thereto.
A copy of this Agreement and, if applicable, a statement by the Agent that an Event of Default exists shall be conclusive evidence of the Agent's right to act under this Section 4.3. as against all third parties.

          SECTION 4.4. CHANGES OF LOCATIONS OF COLLATERAL, OFFICES, NAME OR STRUCTURE. The Debtor shall not remove any Collateral, books or records to, or keep any Collateral, books or records or do business at, a location not set forth on the Schedule of Locations and Names, adopt a trade name or change its name, chief executive office, principal place of business, identity or structure without 30 days prior written notice to the Agent.

          SECTION 4.5.  PAYMENT OF CHARGES AND CLAIMS.  The Debtor shall pay
(a) all Charges imposed upon any Collateral, and (b) all claims (including claims for labor, services and materials) that have become due and payable and, under Applicable Law, have or may become Liens (other than Permitted Liens) upon any Collateral, in each case before any Material penalty shall be incurred with respect thereto; PROVIDED, HOWEVER, unless foreclosure, levy or similar proceedings shall have commenced, the Debtor need not pay or discharge any such Charges or claims so long as the validity or amount thereof is being contested in good faith and by appropriate proceedings and so long as adequate reserves therefor have been established in accordance with GAAP. If the Debtor fails to pay or obtain the discharge of any Charge, claim or Lien required to be paid or discharged under this Section and asserted against any Collateral having a Material fair market value or involving Material disputed amounts, the Debtor shall so notify the Agent and, regardless of whether such notice is given, the Agent may, at any time and from time to time, in its sole discretion and without waiving or releasing any obligation of the Debtor under this Agreement or the other Loan Documents or waiving any Default or Event of

Default, make such payment, obtain such discharge or take such other action with respect thereto as the Agent deems advisable; PROVIDED, HOWEVER, that the Agent shall in any event first have given the Debtor written notice of its intent to do the same and the Debtor shall not have, within 15 days of such notice, paid such Charge or claim or obtained to the Agent's satisfaction the release of the claim or Lien to which such notice relates.

          SECTION 4.6.  CONTINUING OBLIGATIONS OF THE DEBTOR; DUTY OF CARE.

          4.6.1. Anything herein to the contrary notwithstanding, (i) the Debtor shall remain liable under each of its Contractual Obligations and each Governing Agreement to the extent set forth therein to perform its duties and obligations thereunder, and shall receive all allocations of income, gain, expense, loss and other items, to the same extent as if this Agreement had not been executed, (ii) the exercise by the Agent of any of its rights hereunder shall not release the Debtor from any of its duties or obligations under each Governing Agreement and Contractual Obligation, and (iii) the Secured Parties shall not have any obligation or liability, and shall receive no allocations of income, gain, expense, loss or other items, under such Governing Agreement or Applicable Law by reason of this Agreement, nor shall the Secured Parties be obligated to perform any of the obligations or duties of the Debtor thereunder, to make any payment of Taxes or other amounts, to make any inquiry as to the nature or sufficiency of any payment received by the Debtor or the Agent or the sufficiency of any performance by any party under such Governing Agreement or to take any action to collect or enforce any claim for payment assigned hereunder. The Secured Parties shall not by reason of this Agreement or the exercise of any remedies hereunder become responsible or liable in any manner or to any extent for the obligations and liabilities of any Interest Issuer or the Debtor, whether now existing or hereafter incurred.

          The Debtor shall remain liable to observe and perform Contractual Obligations in accordance with their respective terms. The Secured Parties shall not have any duty, obligation or liability under or with respect to any such Contractual Obligations, whether by reason or arising out of this Agreement, the receipt by any Secured Party of any payment or allocation relating to any such Contractual Obligation or otherwise, and the Debtor agrees to indemnify and hold harmless the Secured Parties from any and all such obligations and liabilities.

          4.6.2. The Secured Parties shall have no duty of care with respect to the Collateral, except that each Secured Party shall have an obligation to exercise reasonable care with respect to Collateral in its possession; PROVIDED, HOWEVER, that (a) each Secured Party shall be deemed to have exercised reasonable care if Collateral in its possession is accorded treatment substantially comparable to that which such Secured Party accords its own property or treatment substantially in accordance with actions requested by the Debtor in writing, although such Secured Party shall not be obligated to comply with any such requests, and (b) the Secured Parties shall have no obligation to take any actions to preserve rights against other parties or property with respect to any Collateral. Without limitation, the Secured Parties shall
(i) bear no risk or expense with respect to any Collateral, and (ii) have no duty with respect to calls, conversions, presentments, maturities, notices or other matters relating to Pledged Collateral, or to maximize interest or other returns with respect thereto.

          4.6.3. The Debtor hereby agrees to indemnify and hold harmless each Secured Party and its directors, officers, employees and agents against any and all claims, actions, liabilities, reasonable costs and expenses of any kind or nature whatsoever (including reasonable fees and disbursements of counsel) that may be imposed on, incurred by, or asserted against any of them, in any way relating to or arising out of this Agreement or any action taken or omitted by them hereunder (including such obligations and liabilities of the Interest Issuer or of the Debtor for Taxes), except to the extent a court holds in a final and nonappealable judgment that they directly resulted from the gross negligence or willful misconduct of any such Person against and from all such obligations and liabilities.

          4.6.4. The Agent may at any time deliver or redeliver the Collateral or any part thereof to the Debtor and the receipt of any of the same by the Debtor shall be complete and full acquittance for the Collateral so delivered, and the Agent thereafter shall be discharged from any liability or responsibility therefor.

          SECTION 4.7.  SALE OF COLLATERAL; FURTHER ENCUMBRANCES.

          The Debtor shall not (a) except for (i) dispositions of Inventory in the ordinary course of the Debtor's business and not prohibited by the Credit Agreement or the other Loan Documents, (ii) dispositions of assets that are worn-out, obsolete or no longer useful to its business, PROVIDED that such assets are of immaterial value, and (iii) dispositions expressly permitted by this Section 4.7. (collectively, "PERMITTED SALES"), sell, lease or otherwise dispose of any Collateral, or any interest therein, or (b) grant or suffer to exist any Lien in or on any Collateral (except Permitted Liens) or sign or authorize the filing of any financing statement with respect to any of the Collateral (except with respect to Permitted Liens). If any Collateral, or any interest therein, is disposed of in violation of these provisions, to the extent permitted by Applicable Law, the Security Interest shall continue in such Collateral or interest notwithstanding such disposition, the Person to whom the Collateral or interest is being transferred shall be bound by this Agreement and the Debtor shall deliver all Proceeds thereof to the Agent to be held as Collateral hereunder.

          SECTION 4.8. DELIVERY OF PLEDGED COLLATERAL. 4.8.1. On the date hereof, the Debtor is delivering to the Agent all Collateral consisting of Notes Receivable, Chattel Paper, negotiable Documents evidencing title to any Collateral, certificated securities, instruments or the like the physical possession of which is necessary in order for the Security Interest to be perfected or delivery of which was requested by the Agent to assure the priority of the Security Interest therein (such Collateral being "PLEDGED COLLATERAL"). The Debtor shall deliver to the Agent promptly after acquisition thereof all Pledged Collateral acquired after the date hereof. All Pledged Collateral shall be in suitable form for transfer by delivery, or be duly endorsed to the order of the Agent or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. After the occurrence and during the continuation of any Event of Default, the Agent shall have the right, at any time in its discretion and without notice to the Debtor, to transfer to or to register in the name of the Agent or its nominee any or all of the Collateral, subject only to the revocable rights specified in
Section 4.6. In addition, after the occurrence and during the continuation of any Event of Default the Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

          4.8.2. Without limitation of subsection 4.8.1. above, if the Debtor receives or becomes entitled to receive any securities issued by any issuer of Pledged Stock, or any successor thereto, in any manner in substitution for or in addition to the Pledged Stock, or if the Debtor shall become entitled to receive or shall receive any securities or other property in addition to, in substitution of, as a conversion of, or in exchange for, any of the Pledged Stock or any other Collateral, the Debtor shall receive the same as the agent for the Agent, and shall hold the same in trust for and deliver the same promptly to the Agent in the exact form in which received, together with appropriate instruments of transfer or assignments in blank, to be held by the Agent as Collateral hereunder.

          4.8.3. If for any reason any portion of the Pledged Collateral cannot be delivered to or for the account of the Agent as provided in Sections 4.8.1. and 4.8.2., the Debtor shall promptly take such other steps as shall be requested from time to time by the Agent to effect a transfer of a perfected first priority security interest in and pledge of the Pledged Collateral to the Agent for itself and for the ratable benefit of the Secured Parties pursuant to the UCC. To the extent practicable, the Debtor shall thereafter deliver the Pledged Collateral to or for the account of the Agent as provided in Sections 4.8.1. and 4.8.2.

          SECTION 4.9.  VOTING AND OTHER CONSENSUAL RIGHTS; DISTRIBUTIONS.



          4.9.1.  So long as no Event of Default shall exist:

               4.9.1.1. The Debtor shall be entitled to exercise any and all voting, management and other consensual rights pertaining to any Collateral (other than the Pledged Debt), for any purpose not inconsistent with the terms of this Agreement and the other Loan Documents; PROVIDED, HOWEVER, that the Debtor shall not exercise any such right if it would result in a Default or an Event of Default or have a Material Adverse Effect. Within 10 days of exercising any such right in a manner Material to the Secured Parties, the Debtor shall give notice to the Agent of such exercise and the action taken or approved in connection therewith.

               4.9.1.2. Except as otherwise provided herein, the Debtor shall be entitled to receive and retain and use free of the Security Interest any and all cash and other property paid or otherwise distributed in respect of the Collateral; PROVIDED, HOWEVER, that any and all (A) dividends and other distributions paid or payable other than in cash or in the form of Pledged Collateral, (B) cash paid upon or in respect of any of the Collateral upon or in respect of the liquidation or dissolution of any issuer thereof or upon or in respect of any distribution of capital or redemption or exchange of any Collateral, and (C) cash paid with respect to the principal of, or in redemption or exchange of, any Pledged Debt, shall be delivered to the Agent, in the exact form received, to be held as Collateral hereunder.

          4.9.2. So long as an Event of Default shall exist, at the sole option of the Agent, any or all rights of the Debtor to exercise voting, management and other consensual rights and to receive cash and other property distributed in respect of Collateral as permitted by subsections 4.9.1.1. and 4.9.1.2. above, shall cease, at the option of the Agent, and the Agent, if and when it notifies the Debtor of the exercise of such option, shall have the sole right to exercise any or all such voting and other consensual rights and receive and to hold as Collateral any or all such cash and other property.

          4.9.3. So long as an Event of Default shall exist, the Debtor shall not accelerate, demand, sue for, collect, enforce any claim for or set off with respect to principal, premium, interest or any other amount constituting or payable with respect to Pledged Debt, foreclose any Lien securing Pledged Debt or otherwise exercise any remedy under the Pledged Debt or otherwise available to it with respect thereto (including filing, taking or maintaining any proceeding under the Bankruptcy Code against or with respect to the obligor under any Pledged Debt) or take any other action against any obligor under any Pledged Debt or the property of such obligor with respect to such Pledged Debt, without the Agent's prior written consent (which consent may be withheld in the Agent's discretion); provided that the Debtor shall file a proof of claim in respect of the Pledged Debt in any proceeding under the Bankruptcy Code or any similar proceeding as and when required therein. So long as an Event of Default shall exist, the Agent, upon notice to the Debtor, shall have the right to exercise any or all of the foregoing rights and remedies and to hold as Collateral any and all cash and other property received in connection therewith.

          4.9.4. All cash and other property required to be delivered to the Agent hereunder shall, if received by the Debtor, be received in trust for the benefit of the Secured Parties, be segregated from the other property of the Debtor, and promptly be delivered to the Agent in the same form as so received (with any appropriate endorsements or assignments).

          4.9.5. The Agent shall execute and deliver (or cause to be executed and delivered) to the Debtor all proxies and other instruments as the Debtor may reasonably request for the purpose of enabling the Debtor to exercise the voting and other rights which it is entitled to exercise pursuant to subsection 4.9.1.1. above.

          4.9.6. The Agent agrees to release promptly to the Debtor any cash or other property paid or distributed in respect of the Collateral and received by the Agent pursuant to Section 4.9.2. if, prior to the occurrence of an Acceleration, all Defaults and Events of Default are no longer continuing.

          SECTION 4.10. PROTECTION OF SECURITY; NOTICE OF LEVY. Except with respect to Collateral which the Debtor is permitted to dispose of in connection with Permitted Sales, the Debtor shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all Persons and against all claims and demands and to preserve, protect and defend the Security Interest and the priority thereof, against any adverse Liens not permitted under the Credit Agreement and the other Loan Documents. The Debtor will promptly notify the Agent of any attachment or other legal process levied against any Collateral.

          SECTION 4.11.  ASSIGNMENT OF INCOME AND PROFITS.

          4.11.1. The Debtor hereby absolutely and presently assigns to the Agent all rents, issues, income, profits and other Proceeds of or from the Collateral, all of which shall, following an Acceleration, be paid directly to the Agent. If the Debtor receives any such Proceeds during the existence of an Event of Default, such Proceeds shall be received by the Debtor in trust for the Secured Parties and shall immediately be delivered to the Agent for application to the Secured Obligations.

          4.11.2. Except as otherwise provided herein or in the other Loan Documents, the Debtor shall have the right to make collections on, receive and use all Proceeds in the ordinary course of business so long as no Event of Default shall exist. Upon the occurrence of an Event of Default, at the sole option of the Agent, the Debtor's right to make collections on the Collateral and receive and use such Proceeds shall terminate, and any and all Proceeds then held or thereafter received shall be held or received by the Debtor in trust for the Secured Parties and immediately delivered in kind to the Agent, together with any necessary endorsements or instruments of assignment. Any remittance received by the Debtor from any Person shall be presumed to relate to the Collateral and to be Proceeds.

          SECTION 4.12. ADVERSE CHANGES IN VALUE AND MARKETABILITY. The Debtor shall notify the Agent promptly of any occurrence resulting in a loss or decline in value of any Collateral or affecting its marketability, that is Material and the estimated (or actual, if available) amount of such loss or decline and a description of the effect on marketability.

          SECTION 4.13.  RESTRICTION ON CERTAIN CHANGES AFFECTING
COLLATERAL. The Debtor shall not, without the prior written consent of the Agent, adjust, settle or compromise the amount or payment of any Receivables or Pledged Debt, release wholly or partly any Account Debtor upon any Receivable and obligor upon any Pledged Debt, allow any credit or discount thereon or accept any return of goods, except in the ordinary course of business. Except as expressly permitted by the Credit Agreement, the Debtor shall not, without the prior written consent of Agent, vote in favor of any amendment of any Governing Agreement.

                                      ARTICLE 5.

                  EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

          SECTION 5.1. EVENT OF DEFAULT. The occurrence of one or more "Events of Default" (as defined in the Credit Agreement) shall constitute an "EVENT OF DEFAULT".

          SECTION 5.2. REMEDIES. If (a) upon or after the occurrence of any Event of Default, the Agent elects or is directed by the Required Secured Parties to exercise remedies under this Agreement, or (b) there occurs an Event of Default described in Sections 7.1.7 or 7.1.8 of the Credit Agreement (the occurrence of any such event shall be referred to as an "ACCELERATION"), then, whether or not all the Secured Obligations shall have become immediately due and payable:

          5.2.1. In addition to all its other rights, powers and remedies under this Agreement and Applicable Law, each Secured Party shall have, and may exercise in accordance with the Credit Agreement and this Agreement, any and all of the rights, powers and remedies of a secured party under the UCC, all of which rights, powers and remedies shall be cumulative and not exclusive, to the extent permitted by Applicable Law.

          5.2.2. The Agent shall have the right, all at the Agent's sole option and as the Agent in its discretion may deem necessary or advisable, to do any or all of the following:

               5.2.2.1. following an Acceleration, to foreclose the Security Interest by any available judicial procedure or without judicial process;

               5.2.2.2. subject to the rights of landlords, if any, to enter upon the premises of the Debtor or any other place or places where Collateral is located through self-help and without judicial process, without giving the Debtor notice and opportunity for a hearing on the validity of the Agent's claim and without any obligation to pay rent;

               5.2.2.3. to inspect and appraise the Collateral and to prepare, repair, assemble or process the Collateral for sale, lease or other disposition;

               5.2.2.4. following an Acceleration, to remove Collateral to the premises of the Agent or any other location selected by the Agent, for such time as the Agent may desire, for any purpose not prohibited hereby;

               5.2.2.5. following an Acceleration, to apply any Collateral or any other assets of the Debtor in the possession of the Agent to the Secured Obligations;

               5.2.2.6. to notify Account Debtors and other obligors on the Collateral that the Collateral has been assigned to the Agent and that all payments thereon are to be made directly and exclusively to or as specified by the Agent;

               5.2.2.7. following an Acceleration, to collect by legal proceedings or otherwise (including by foreclosure of any Lien securing Pledged
Debt) all dividends, distributions, interest, principal or other sums now or hereafter payable upon or on account of the Collateral;

               5.2.2.8. to enter into any extension or reorganization agreement or any other agreement relating to or affecting the Collateral and, in connection therewith, deposit or surrender control of any Collateral or accept other property in exchange therefor;

               5.2.2.9. to settle, compromise or release, on terms acceptable to the Agent, in whole or in part, any amounts owing on the Collateral or any insurance thereof or relating thereto or any disputes with respect thereto or such insurance;

               5.2.2.10. to receive, open and dispose of all mail addressed to the Debtor and notify postal authorities to change the address for delivery thereof to such address as the Agent may designate, PROVIDED, HOWEVER, that the Agent agrees that it will promptly deliver over to the Debtor any such opened mail as does not relate to the Collateral;

               5.2.2.11. following an Acceleration, to exercise all rights and powers under Contractual Obligations or Governing Agreement included in the Collateral including any right of termination; and

               5.2.2.12. following an Acceleration, to exercise any and all other rights, powers, privileges and remedies of an owner of the Collateral, including rights of conversion, exchange or subscription or other rights or upon the exercise by the Debtor or the Agent of any right, power or privilege pertaining to the Pledged Collateral, the right to deposit and deliver any and all of the Pledged Collateral to any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent may determine to be appropriate, all without liability except to account for property actually received by it, but the Agent shall have no duty to the Debtor to exercise any such right, power or privilege and shall not be responsible for any failure to do so or delay in so doing.

          5.2.3. The Debtor shall, at the Agent's request, assemble the Collateral and make it available to the Agent at a reasonable place to be designated by the Agent. The Debtor shall make available to the Agent all computer and other equipment of the Debtor containing books and records pertaining to the Collateral (and the assistance of the employees of the Debtor having responsibility for such equipment) and to use such computer and other equipment at no charge for the purpose of obtaining information pertaining to the Collateral, including by making copies of computer and other files and records.

          5.2.4. Until the Agent is able to effect a sale, lease or other disposition of Collateral or any part thereof, the Agent shall have the right to use, process or operate the Collateral or any part thereof to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Agent. The Agent shall have the right, without notice or demand, either in person or by agent, and without regard to the adequacy of any security for the Secured Obligations, to take possession of the Collateral or any part thereof and to collect and receive the rents, issues, profits, income and proceeds thereof. Taking possession of the Collateral shall not cure, waive or affect an Event of Default or notice thereof or invalidate any act done pursuant to such notice.

          5.2.5. The Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Agent's remedies with respect to such appointment without prior notice or hearing. The rights, remedies and powers of any receiver appointed by a court shall be as ordered by the court.

          5.2.6. The Agent shall have the right to sell, lease or otherwise dispose of all or any Collateral in its then existing condition, or, after any further assembly, manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by Section 5.4., in lots or in bulk, for cash or on credit, with or without representations or warranties, all as the Agent, in its discretion, may deem advisable. The Agent shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. If sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. The Agent shall have the right to conduct such sales on the Debtor's premises or elsewhere and shall have the right to use the Debtor's premises without charge for such sales for such duration as the Agent deem necessary or advisable. The Collateral need not be present at any such sales. To the extent necessary or desirable, in the judgment of the Agent, to enable the Agent to dispose of Collateral following an Acceleration, the Agent is authorized, without any obligation for rent, license fees or other charge, to use the supplies, equipment, facilities and space at the Debtor's place of business and is hereby granted a license or other right to use, without charge, the Patents, Trademarks and Copyrights, trade secrets, names, trade names, customer lists, labels, advertising matter, and all property of a similar nature that the Debtor owns or is entitled to use, as it pertains to any Collateral, in preparing, repairing, assembling, processing, advertising for sale or lease or otherwise in connection with the disposition of any Collateral, and the Debtor's rights under all licenses and all franchise agreements shall to such extent and for such purpose inure to the Agent's benefit. The Agent may purchase all or any part of the Collateral at public or, if permitted by Applicable Law, private sale, and, in lieu of actual payment of the purchase price, the Agent may apply against such purchase price any amount of the Secured Obligations. The Debtor agrees that any sale of Collateral conducted by the Agent in accordance with the foregoing provisions of this Section and Section 5.3. shall be deemed to be a commercially reasonable sale under Section 9-504 of the UCC.

          5.2.7. All Cash Collateral Cover shall be held by the Agent as Collateral for the Secured Obligations and at any time after the respective contingent or unmatured Secured Obligation shall become due and payable (whether upon drawing on a letter of credit, demand on a guaranty or otherwise) may be applied as set forth in Section 5.3.

          5.2.8. The Agent shall not be required to register or qualify any of the Collateral that constitutes securities under applicable state or federal securities laws in connection with any sale or other disposition thereof if such disposition is effected in a manner that complies with all applicable federal and state securities laws. The Agent shall be authorized at any such disposition (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are "accredited investors" or "qualified institutional buyers" under Applicable Law and purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof. If any such Collateral is sold at private sale, the Debtor agrees that if such Collateral is sold in a manner that the Agent in good faith believes to be reasonable under the circumstances then existing, then (a) the sale shall be deemed to be commercially reasonable in all respects, (b) the Debtor shall not be entitled to a credit against the Secured Obligations in an amount in excess of the purchase price, and (c) the Secured Parties shall not incur any liability or responsibility to the Debtor in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale. The Debtor recognizes that a ready market may not exist for such Collateral if it is not regularly traded on a recognized securities exchange, and that a sale by the Agent of any such Collateral for an amount substantially less than the price that might have been achieved had the Collateral been so traded may be commercially reasonable in view of the difficulties that may be encountered in attempting to sell Collateral that is privately traded.

          SECTION 5.3.  APPLICATION OF PROCEEDS.

          5.3.1. Any cash proceeds received by the Agent in respect of any sale of, collection from or other realization upon, all or any part of the Collateral following the occurrence of an Acceleration or otherwise (including insurance proceeds) may be held by the Agent as Collateral and/or then or at any time thereafter applied as follows:

               5.3.1.1. first, to the Agent to pay all advances, charges, costs and expenses payable to the Agent pursuant to Section 6.1.; and

               5.3.1.2. second, to the Agent for application against or on account of the Secured Obligations and disbursement to the other Secured Parties, on a pro rata basis determined by the amount of Secured Obligations then outstanding.

          5.3.2. The Debtor and any other Person then obligated therefor shall pay to the Agent on demand any deficiency with regard to the Secured Obligations that may remain after such sale, collection or realization of, from or upon the Collateral.

          5.3.3. Any surplus of cash and any Receivables held by the Agent and remaining after payment in full of all the Secured Obligations (and provision for full cover for any contingent or unmatured Secured Obligations in the form of Cash Collateral Cover as provided in Section 7.2.3. of the Credit Agreement) shall be reassigned and redelivered as provided in Section 6.7.

          5.3.4. Payments received from any third party on account of any Collateral shall not reduce the Secured Obligations until paid in cash to the Agent. The application of proceeds by the Agent shall be without prejudice to the Agent's rights as against the Debtor or other Persons with respect to any Secured Obligations that may then be or remain unpaid.

          5.3.5. If, at any time after an Acceleration the Debtor receives any collections upon or other Proceeds of any Collateral, whether in the form of cash, Notes Receivable or otherwise, such Proceeds shall be received in trust for the Secured Parties and the Debtor shall keep all such Proceeds separate and apart from all other funds and property so as to be capable of identification as the property of the Secured Parties and promptly deliver such Proceeds to the Agent in the identical form received.

          SECTION 5.4. NOTICE. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Agent will send or otherwise make available to the Debtor reasonable notice of the time and place of any public sale or of the time on or after which any private sale of any Collateral is to be made. The Debtor agrees that any notice required to be given by the Agent of a sale or other disposition of Collateral, or any other intended action by the Agent, that is received in accordance with the provisions set forth in Section 6.4. ten days prior to such proposed action, shall constitute commercially reasonable and fair notice thereof to the Debtor. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Debtor hereby waives any right to receive notice of any public or private sale of any Collateral or other security for the Secured Obligations except as expressly provided for in this Section.

                                      ARTICLE 6.

                                       GENERAL

          SECTION 6.1. AGENT'S EXPENSES, INCLUDING ATTORNEYS' FEES. Regardless of the occurrence of a Default or Event of Default, the Debtor agrees to pay to the Agent any and all reasonable advances, charges, costs and expenses, including the reasonable fees and expenses of counsel and any experts or agents, that the Agent may incur in connection with (a) the administration of this Agreement, (b) the creation, perfection or continuation of the Security Interest or protection of its priority or the Collateral, including the discharging of any prior or junior Lien or adverse claim against the Collateral or any part thereof that is not permitted hereby or by the Credit Agreement, (c) the custody, preservation or sale of, collection from or other realization upon, any of the Collateral, (d) the exercise or enforcement of any of the rights, powers or remedies of the Agent under this Agreement or under Applicable Law (including attorneys' fees and expenses incurred by the Agent in the collection of Collateral deposited with the Agent and amounts incurred in connection with the operation, maintenance or foreclosure of the Security Interest) or any workout or restructuring or insolvency or bankruptcy proceeding, or (e) the failure by the Debtor to perform or observe any of the provisions hereof. All such amounts and all other amounts payable hereunder shall be payable on demand, together with interest to the extent provided in Section 2.2. of the Credit Agreement.

          SECTION 6.2. AMENDMENTS AND OTHER MODIFICATIONS. No amendment of any provision of this Agreement (including a waiver thereof or consent relating thereto) shall be effective unless the same shall be in writing and signed by the Agent and the Debtor. Any waiver or consent relating to any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Debtor in any case shall entitle the Debtor to any other or further notice or demand in similar or other circumstances.

          SECTION 6.3. CUMULATIVE REMEDIES; FAILURE OR DELAY. The rights and remedies provided for under this Agreement are cumulative and are not exclusive of any rights and remedies that may be available to the Secured Parties under Applicable Law, the other Loan Documents or otherwise. No failure or delay on the part of the Agent in the exercise of any power, right or remedy under this Agreement shall impair such power, right or remedy or shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude other or further exercise of such or any other power, right or remedy.

          SECTION 6.4. NOTICES, ETC. All notices and other communications under this Agreement shall be in writing and shall be personally delivered or sent by prepaid courier, by overnight, registered or certified mail (postage prepaid) or by prepaid telecopy and shall be deemed given when received by the intended recipient thereof. Unless otherwise specified in a notice given in accordance with the foregoing provisions of this Section 6.4., notices and other communications shall be given to the parties hereto at their respective addresses (or to their respective telex or telecopier numbers) indicated on Schedule 1.1B. to the Credit Agreement.

          SECTION 6.5. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and, subject to the next sentence, inure to the benefit of the Debtor and the Agent and their respective permitted successors and assigns. The Debtor shall not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent. The benefits of this Agreement shall pass automatically with any assignment of the Secured Obligations (or any portion thereof), to the extent of such assignment.

          SECTION 6.6. PAYMENTS SET ASIDE. Notwithstanding anything to the contrary herein contained, this Agreement, the Secured Obligations and the Security Interest shall continue to be effective or be reinstated, as the case may be, if at any time any payment, or any part thereof, of any or all of the Secured Obligations is rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be restored or returned by any Secured Party in connection with any bankruptcy, reorganization or similar proceeding involving the Debtor, any other party liable with respect to the Secured Obligations or otherwise, if the proceeds of any Collateral are required to be returned by such Secured Party under any such circumstances, or if any Secured Party elects to return any such payment or proceeds or any part thereof in its sole discretion, all as though such payment had not been made or such proceeds not been received. Without limiting the generality of the foregoing, if prior to any such rescission, invalidation, declaration, restoration or return, this Agreement shall have been canceled or surrendered or the Security Interest or any Collateral shall have been released or terminated in connection with such cancellation or surrender, this Agreement and the Security Interest and such Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, discharge or otherwise affect the obligations of the Debtor in respect of the amount of the affected payment or application of proceeds, the Security Interest or such Collateral.

          SECTION 6.7. CONTINUING SECURITY INTEREST; TERMINATION. This Agreement shall create a continuing security interest in the Collateral and, except as provided below, the Security Interest and all agreements, representations and warranties made herein shall survive until, and this Agreement shall terminate only upon, the indefeasible payment and performance in full of the Secured Obligations. Any investigation at any time made by or on behalf of the Secured Parties shall not diminish the right of the Secured Parties to rely on any such agreements, representations or warranties herein.

          Notwithstanding anything in this Agreement or Applicable Law to the contrary, the agreements of the Debtor set forth in Sections 4.6.3., 6.1. and
6.11. shall survive the payment of all other Secured Obligations and the termination of this Agreement. After termination of this Agreement, the Agent shall, upon the request and at the expense of the Debtor, forthwith assign, transfer and deliver to the Debtor or its order, against receipt and without recourse to the Secured Parties, such of the Collateral as may be in possession of the Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, together with proper instruments

(including UCC termination statements on Form UCC-2 or such other form as may be appropriate in any jurisdiction) acknowledging the termination of this Agreement.

          SECTION 6.8. WAIVER AND ESTOPPEL. Except as otherwise provided in this Agreement, the Debtor hereby waives: (a) presentment, protest, notice of dishonor, release, compromise, settlement, extension or renewal and any other notice of or with respect to the Secured Obligations and hereby ratifies and confirms whatever the Agent may do in this regard; (b) notice prior to taking possession or control of any Collateral; (c) ANY BOND OR SECURITY THAT MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING THE AGENT TO EXERCISE ANY OF ITS RIGHTS, POWERS OR REMEDIES; (d) the benefit of all valuation, appraisement, redemption and exemption laws; (e) any rights to require marshaling of the Collateral upon any sale or otherwise to direct the order in which the Collateral shall be sold;
(f) any set-off; and (g) any rights to require the Agent to proceed against any Person, proceed against or exhaust any Collateral or any other security interests or guaranties or pursue any other remedy in the Agent's power, or to pursue any of such rights in any particular order or manner, and any defenses arising by reason of any disability or defense of any Person.

          SECTION 6.9. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

          SECTION 6.10. COMPLETE AGREEMENT. This Agreement, together with the exhibits and schedules hereto and the other Loan Documents, is intended by the parties as a final expression of their agreement regarding the subject matter hereof and as a complete and exclusive statement of the terms and conditions of such agreement.

          SECTION 6.11. LIMITATION OF LIABILITY. No claim shall be made by the Debtor against the Secured Parties or the Affiliates, directors, officers, employees or agents of the Secured Parties for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or under any other theory of liability arising out of or related to the transactions contemplated by this Agreement and the other Loan Documents, or any act, omission or event occurring in connection therewith; and the Debtor hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

          SECTION 0.1. WAIVER OF TRIAL BY JURY. THE DEBTOR AND THE SECURED PARTIES WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION UNDER THIS AGREEMENT OR ANY ACTIN ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR ACTIONS.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

                                        DEBTOR:
                                        INFORMIX SOFTWARE, INC., a Delaware
                                        corporation

                                        By:    /s/ Jean-Yves Dexmier
                                           -------------------------
                                        Name:  Jean-Yves Dexmier
                                             -----------------------
                                        Title: Executive VP and CFO
                                             -----------------------

                                        AGENT:
                                        BANKBOSTON, N.A., a national banking
                                        association

                                        By:    /s/ Mara D. Heymann
                                           -------------------------
                                        Name:  Mara D. Heymann
                                             -----------------------
                                        Title: V.P.
                                             -----------------------

                                                                    SCHEDULE B-1

                                    PLEDGED STOCK

     100% of the stock of the following Subsidiaries is pledged by the Debtor pursuant to the Senior Secured Credit Agreement dated December 31, 1997 by and among the Debtor, Canadian Imperial Bank of Commerce, as Syndication Agent, and the Secured Parties to the Agent for the ratable benefit of the Secured Parties:

     Informix Credit Company, a Delaware corporation.

                                                                    SCHEDULE B-2

                                     PLEDGED DEBT

     None

                                                                    SCHEDULE B-3

                                  PLEDGED INTERESTS

     None

                                                                 SCHEDULE 2.1.6.

                                   NOTES RECEIVABLE

     None

                                                              SCHEDULE 2.1.13.2.

                                   DEPOSIT ACCOUNTS

                                                              SCHEDULE 2.1.13.2.

                                  CASUALTY INSURANCE

                                                              SCHEDULE 2.1.13.5.

                          PATENTS, TRADEMARKS AND COPYRIGHTS

     1.   FEDERAL PATENT REGISTRATIONS.

           PATENT            REGISTRATION NO.          REGISTRATION DATE

   LOGICAL SCHEM TO ALLOW       5,701,453                   12/23/97
   ACCESS TO A RELATIONAL
   DATABASE WITHOUT USING
  KNOWLEDGE OF THE DATABASE
          STRUCTURE

     2.   APPLICATIONS FOR FEDERAL REGISTRATION OF PATENTS.

           PATENT               SERIAL NO.                FILING DATE

  SEE SEPARATE SIDE LETTER

     3.   FEDERAL TRADEMARK AND SERVICE MARK REGISTRATIONS.

   TRADEMARK/SERVICE MARK    REGISTRATION NO.          REGISTRATION DATE
   ----------------------    ----------------          -----------------
       INFORMIX-NEWERA          2,049,448                   04/01/97

          VIEWPOINT             1,943,333                   12/26/95

          CO\PRINT              1,808,382                   11/30/93

          SUPERVIEW             1,838,367                   05/31/94

             GX                 1,812,775                   12/21/93

  INFORMIX INSYNC SOFTWARE      1,741,690                   12/22/92
 PARTNERSHIPS UNLIMITED AND
           DESIGN

          OPENCASE              1,745,595                   01/12/93

        INFORMIXLINK            1,689,667                   05/26/92

        I AND DESIGN            1,622,254                   11/13/90

           PERFORM              1,674,833                   02/11/92

            WINGZ               1,679,189                   03/17/92

          INFORMIX              1,589,795                   04/03/90

       REGENCY SUPPORT          1,632,668                   01/22/91

          SMARTWARE             1,554,474                   09/05/89

         HYPERSCRIPT            1,526,668                   02/28/89

            WINGZ               1,654,193                   08/20/91



          INFORMIX              1,483,227                   04/05/88

           FILE-IT              1,385,789                   03/11/86

          INFORMIX              1,277,936                   05/15/84

           C-ISAM               1,354,741                   08/13/85

          SMARTWARE             1,127,009                   11/27/79

          DENTAGARD              701,806                    07/26/60



     4.   APPLICATIONS FOR FEDERAL REGISTRATION OF TRADEMARKS AND SERVICE MARKS.

   TRADEMARK/SERVICE MARK       SERIAL NO.                FILING DATE
   ----------------------       ----------                -----------
         IMAGINECARD            75/127267                   07/28/96

           NEWERA               74/532616                   06/01/94



     5.   COPYRIGHT.

          COPYRIGHT          REGISTRATION NO.          REGISTRATION DATE
          ---------          ----------------          -----------------
    EVOLUTION OF THE HIGH       TX4510490                   04/01/97
    PERFORMANCE DATABASE

   INFORMIX-4GL BY EXAMPLE      TX3967843                   11/08/94

    INFORMIX GUIDE TO SQL       TXU662870                   10/04/94

   INFORMIX GUIDE TO SQL:       TXU642564                   10/04/94
          REFERENCE

          PDF PRINT             TX3621640                   06/22/93



         FAST GRAPHS            TXU152029                   09/29/83
    (MACHINE LEVEL CODE)

    T.I.M (MACHINE CODE)        TXU151123                   09/14/83

        INFORMIX SQL.           TX2473823                   07/25/88

   THE SMART DATA MANAGER       TX2157688                   03/16/87

    THE SMART SYSTEM DISK       TX2157687                   03/16/87

    THE SMART SYSTEM DISK       TZ2157677                   03/16/87

  THE SMART WORD PROCESSOR,     TX2123417                   03/16/87
       FRENCH VERSION

   THE SMART SPREADSHEET,       TX2123416                   03/16/87
       FRENCH VERSION

   THE SMART DATA MANAGER,      TX2123415                   03/16/87
       FRENCH VERSION

  TH SMART WORD PROCESSOR,      TX2123414                   03/16/87
         VERSION 3.0

   THE SMART SPREADSHEET,       TX2123413                   03/16/87
         VERSION 3.0

   THE SMART DATA MANAGER,      TX2123412                   03/16/87
         VERSION 3.0

   THE SMART SYSTEM DISK,       TX2123411                   03/16/87
         VERSION 3.0

  THE SMART WORD PROCESSOR,     TX2123410                   03/16/87
         VERSION 2.0

   THE SMART SPREADSHEET,       TX2123409                   03/16/87
         VERSION 2.0

  THE SMART WORD PROCESSOR,     TX2123408                   03/16/87
         VERSION 1.0

   THE SMART SYSTEM DISK,       TX2123407                   03/16/87
         VERSION 1.0

   THE SMART DATA MANAGER,      TX2123406                   03/16/87
         VERSION 1.0

   THE SMART SPREADSHEET,       TX2123405                   03/16/87
         VERSION 1.0

  THE SMART WORD PROCESSOR      TX1871679                   07/23/86

 THE SMART SPREADSHEET WITH     TX1871678                   07/23/86
          GRAPHICS

   THE SMART DATA MANAGER       TX1871677                   07/23/86

   THE SMART SYSTEM MANUAL      TX1869712                   07/23/86

 THE SMART SPREADSHEET WITH     TX1820948                   02/24/86
          GRAPHICS

  THE SMART WORD PROCESSOR      TX1820947                   02/24/86

   THE SMART DATA MANAGER       TX1820946                   02/24/86

         FAST GRAPHS            TX1294612                   11/23/83

      T I M 111: TOTAL          TX1103840                   01/27/83
   INFORMATION MANAGEMENT:
        USER'S MANUAL

      TOTAL INFORMATION         TX9988137                   05/07/82
    MANAGEMENT, TIM 111:
        USER'S MANUAL

    T.I.M. USER'S MANUAL,        TX499443                   06/25/80
       MBASIC VERSION

 T.I.M. : TOTAL INFORMATION      TX497727                   04/17/80
  MANAGEMENT: USER'S MANUAL

     6.   APPLICATIONS FOR COPYRIGHT REGISTRATION.

          COPYRIGHT             SERIAL NO.                FILING DATE

                                                                   SCHEDULE 3.2.

                                 LOCATIONS AND NAMES

CHIEF EXECUTIVE OFFICE:

4100 Bohannon Drive
Menlo Park, CA 94025

OTHER PLACES OF BUSINESS (SUBSIDIARIES):

See attached Exhibit

CURRENT AND PRIOR NAMES INCLUDE:

Innovative Software

TAX IDENTIFICATION NUMBER: 94-3011736

                                                                    SCHEDULE 3.8

                      CAPITALIZATION OF ISSUERS OF PLEDGED STOCK

1,000 shares of common stock of Informix Credit Company, a Delaware corporation issued to Debtor.

                                                                    SCHEDULE 3.9

                         CAPITALIZATION OF INTEREST ISSUERS


None

                                                                EXHIBIT 3.1.2.A

                                   FORM OF NOTICE
                               OF SECURITY INTEREST IN
                                PATENTS AND TRADEMARKS

NOTICE IS HEREBY GIVEN that [insert name of Debtor], a ________ (the "DEBTOR") with an office located at [insert address of Debtor], and [insert name of Agent] (the "AGENT"), with an office located at [insert address of Agent], on behalf of certain lenders (collectively, the "SECURED PARTIES"), have entered into a Pledge and Security Agreement dated as of December, 1997 (the "SECURITY AGREEMENT").

Pursuant to the Security Agreement, the Debtor has granted to the Agent, for the equal and ratable benefit of the Secured Parties, a security interest in (a) the registered patents, applications for registration of patents, and licenses of registered patents listed in Schedule A hereto and (b) the registered trademarks and service marks, applications for registration of trademarks and service marks, and licenses of registered trademarks and service marks listed in Schedule B hereto, together with the goodwill of the business symbolized thereby, to secure the payment, performance and observance of the Secured Obligations as defined in the Security Agreement.

          The Commissioner of Patents and Trademarks is requested to record this notice in its records.

Dated:
      -----------------


                                        [DEBTOR]

                                        By:
                                           ----------------------------
                                        Name:
                                             --------------------------
                                        Title:
                                              -------------------------

                                      SCHEDULE A
                                          TO
                NOTICE OF SECURITY INTEREST IN PATENTS AND TRADEMARKS
                                         FROM
                               [INSERT NAME OF DEBTOR]

     1.   FEDERAL PATENT REGISTRATIONS.

         PATENT                  REGISTRATION NO.           REGISTRATION DATE



     2.   APPLICATIONS FOR FEDERAL REGISTRATION OF PATENTS.

         PATENT                     SERIAL NO.                 FILING DATE

                                      SCHEDULE B
                                          TO
                NOTICE OF SECURITY INTEREST IN PATENTS AND TRADEMARKS
                                         FROM
                               [INSERT NAME OF DEBTOR]

     1.   FEDERAL TRADEMARK AND SERVICE MARK REGISTRATIONS.

TRADEMARK/SERVICE MARK          REGISTRATION NO.            REGISTRATION DATE



     2.   APPLICATIONS FOR FEDERAL REGISTRATION OF TRADEMARKS AND SERVICE MARKS.

TRADEMARK/SERVICE MARK             SERIAL NO.                  FILING DATE

State of
         ----------------   }

County of
         ----------------

On ______________DATE     before me,    NAME, TITLE OF OFFICER   , personally
appeared       NAME(S) OF SIGNERS  ,

/ / personally known to me - OR - / / proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                         Witness my hand and official seal.


                         --------------------
                         SIGNATURE OF NOTARY

                                                                EXHIBIT 3.1.2.B

                                   FORM OF NOTICE
                             OF SECURITY INTEREST IN AND
                         COLLATERAL ASSIGNMENT OF COPYRIGHTS

     NOTICE IS HEREBY GIVEN that [insert name of Debtor], a ________ (the "DEBTOR") with an office located at [insert address of Debtor], and [insert name of Agent] (the "AGENT"), with an office located at [insert address of Agent], on behalf of certain lenders (collectively, the "SECURED PARTIES"), have entered into a Pledge and Security Agreement dated as of December ___, 1997 (the "SECURITY AGREEMENT") attached hereto as Exhibit A.

     Pursuant to the Security Agreement, the Debtor has granted to the Agent, for the equal and ratable benefit of the Secured Parties, a security interest in (and by this instrument the Debtor does hereby confirm and grant to the Agent, for the equal and ratable benefit of the Secured Parties, a security interest in and collaterally assign to the Agent, for the equal and ratable benefit of the Secured Parties, all of the Debtor's right, title and interest in and to: (i) the copyrights and copyright registrations that are identified on Schedule A hereto and herein incorporated by this reference (the "COPYRIGHTS"), (ii) the applications for copyright registration which are identified on Schedule A hereto and herein incorporated by this reference, together with any and all copyright registrations issued with respect thereto, (iii) all actions for infringement concerning the foregoing and (iv) all receivables arising out of the foregoing, to secure the payment, performance and observance of the Secured Obligations as defined in the Security Agreement.

Dated:
      ---------------

                                        [DEBTOR]

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------

                                      SCHEDULE A
                                          TO
      NOTICE OF SECURITY INTEREST IN AND COLLATERAL ASSIGNMENT OF COPYRIGHTS BY
                               [INSERT NAME OF DEBTOR]

     1.   COPYRIGHT.

         COPYRIGHT              REGISTRATION NO.            REGISTRATION DATE



     2.   APPLICATIONS FOR COPYRIGHT REGISTRATION.

         COPYRIGHT                 SERIAL NO.                  FILING DATE

State of
         ---------------}

County of
          --------------

On ______________ DATE  before me,      NAME, TITLE OF OFFICER   , personally
appeared   NAME(S) OF SIGNERS ,

/ / personally known to me - OR - / / proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                         Witness my hand and official seal.


                         --------------------
                         SIGNATURE OF NOTARY


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

                                                                       Exhibit A


                      [Attached Pledge and Security Agreement]

                                                                   EXHIBIT 3.10.

                             CONSENT AND ACKNOWLEDGMENT

                                   (PLEDGED DEBT)

TO:  BANKBOSTON, N.A., as Agent
     100 Federal Street
     Boston, Massachusetts 02210

     BANKBOSTON, N.A., as Agent
     435 Tasso Street, Suite 250
     Palo Alto, California  94301

1. Pursuant to a PLEDGE AND SECURITY AGREEMENT dated as of December ___, 1997 (as amended from time to time, the "PLEDGE AND SECURITY AGREEMENT") by and between Informix Software, Inc., a Delaware corporation (the "DEBTOR"), and BankBoston, N.A., a national banking association, acting through its agency, as collateral agent and representative for the institutions that now or in the future are parties to the Credit Agreement described therein (in such capacity BankBoston or any successor in such capacity is referred to herein as the "AGENT"), the Debtor has granted a security interest in, among other things, certain indebtedness owed by the undersigned to the Debtor (together with all notes, credit agreements, security agreements, pledge agreements, mortgages, deeds of trust and other security and loan documents evidencing or securing such indebtedness and all Liens, rights, remedies, powers, remedies and privileges of the Debtor relating thereto, the "COLLATERAL").

The undersigned hereby:

1.   Consents to the security interest of the Agent in the Collateral.

2. Agrees that upon receipt by the undersigned of notice from the Agent that an Event of Default exists:

     (a) the undersigned shall pay and deliver all cash or other property from time to time payable or otherwise distributable in respect of the Collateral directly to the Agent, without any defense, setoff, recoupment or deduction of any kind; and

     (b) the undersigned will deliver directly to the Agent any notes and other instruments executed after the date hereof from time to time evidencing any indebtedness of the undersigned to the Debtor.

3. Confirms that the Collateral is in full force and effect on the date hereof and agrees that the Collateral will not be amended or otherwise modified without the prior written consent of the Agent.

4. Expressly waives as against the Secured Parties any setoff or other defense against payment and performance by the undersigned under the Collateral and any claim against the Secured Parties, whether arising under the Collateral or otherwise.

All terms with initial capital letters not otherwise defined herein have the meanings set forth in the Pledge and Security Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Consent and Acknowledgment as of __________, 199_.



                                        _______________________


                                          2